UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC  20549


                          FORM 8-K


                       CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



Date of Report (Date of earliest event reported): October 2,
                            2002



                 BRINKER INTERNATIONAL, INC.
   (Exact name of registrant as specified in its charter)



     Delaware             1-10275                   75-1914582
  (State or other    (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                  Identification No.)
 incorporation or
   organization)


  6820 LBJ Freeway, Dallas, Texas              75240
    (Address of Principal                    (Zip Code)
     Executive Offices)


               Registrant's telephone number,
             including area code: (972) 980-9917


Item 5.   Other Events and Regulation FD Disclosure

     On October 2, 2002, Brinker International, Inc. resubmitted to the Securities and Exchange Commission ("Commission") the Statements Under Oath of Principal Executive Officer and Principal Financial Officer ("Sworn Statements") in accordance with the Commission's June 27, 2002, order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. A copy of the Sworn Statements is filed herewith as Exhibits 99(a) and 99(b), and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

           99(a)      Statement  Under  Oath  of  Ronald  A.
     McDougall,  Principal  Executive  Officer  of   Brinker
     International, Inc., Regarding Facts and  Circumstances
     Relating to Exchange Act Filings.

           99(b)      Statement  Under Oath  of  Charles  M.
     Sonsteby,   Principal  Financial  Officer  of   Brinker
     International, Inc., Regarding Facts and  Circumstances
     Relating to Exchange Act Filings.


                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BRINKER INTERNATIONAL, INC.,
                              a Delaware corporation




                               By: /s/Roger F.Thomson
                                   Roger F. Thomson
                                   Executive Vice President
                                   and General Counsel

Date: October 2, 2002